Investment Strategy - Freedom Day Dividend ETF	Jan. 31, 2026
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in equity securities that Freedom Day Solutions, LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”) believes have the potential to provide rising dividend income streams to the Fund over time. The Fund defines “equity securities” to mean common stock, depositary receipts (e.g., American Depositary Receipts (“ADRs”), and equity interests in real estate investment trusts.
Generally, the Sub-Adviser recommends investments using both fundamental analyses and quantitative methods. The Sub-Adviser analyzes the universe of equity securities trading on U.S. stock exchanges with market capitalizations generally above $1 billion (i.e., large- and mid-capitalization companies).
The Sub-Adviser strives to identify dividend-paying companies with the potential for increasing dividend payments in the future. The Sub-Adviser first analyzes securities using a fundamental analysis, which seeks to measure the security’s intrinsic value as measured by price multiples, earnings ratios, and other measures of value relative to the price of the security. Thereafter, the Sub-Adviser uses quantitative metrics to seek to identify dividend-paying companies that have potential for multiple dividend increases over time. The Sub-Adviser will assess company metrics, such as dividend payment history (both short-term (trailing twelve months) and long-term (multiple-year periods)), free cash flow, dividend growth rate, and other technical factors to assess the likelihood of a candidate company’s ability to provide ongoing, and increasing, dividend payments.
Using those techniques, the Sub-Adviser scores potential investments based on its estimate of their dividend strength. Using those scores, the Sub-Adviser ranks potential investments. In general, the Sub-Adviser evaluates potential candidates on a monthly basis. In addition, market movements or other factors may induce the Sub-Adviser to re-evaluate the Fund’s portfolio holdings more frequently. The Sub-Adviser generally assigns less weight to a company’s current dividend yield or declared dividends than the other factors noted above.
The Fund is generally expected to hold securities of approximately 30 to 50 companies at any given time. The Fund is not managed relative to a particular securities index or securities benchmark. Rather, Sub-Adviser makes investment recommendations based on the results of its research processes. During normal market conditions, the Fund’s portfolio will be comprised of securities ranked highest based on the Sub-Adviser’s assessment of their potential to generate increased levels of dividend payments over time.
As of September 30, 2025, the Fund had significant exposures to the following sectors: Financials and Information Technology.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying securities. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

Rule 35d-1 Eighty Percent Investment Policy [Text Block]
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying securities. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.